                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                          OF 1934 (AMENDMENT NO. ____)


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement         / /  Confidential for Use of the Commission Only
/X/  Definitive Proxy Statement                   (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                CIPRICO, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

5)   Total fee paid:
     ___________________________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)   Amount Previously Paid: _________________________________________________

2)   Form, Schedule or Registration Statement No.: ___________________________

3)   Filing Party: ___________________________________________________________

4)   Date Filed:______________________________________________________________

                                  CIPRICO INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

     The Annual Meeting of Shareholders of Ciprico Inc. will be held on Thursday, January 25, 1996, at 3:30 p.m. (Minneapolis time), at the Sheraton Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota, for the following purposes:

     1. To set the number of directors at six (6).

     2. To elect two Class II directors for the ensuing year.

     3. To approve amendments to the Company's 1992 Nonqualified Stock Option Plan and 1994 Incentive Stock Option Plan and to approve adoption of the Company's 1996 Restricted Stock Plan and 1996 Employee Stock Purchase Plan.

     4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on December 6, 1995, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ROBERT H. KILL
                                          President

PLYMOUTH, MINNESOTA
DECEMBER 15, 1995

                                  CIPRICO INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 25, 1996

                               ------------------

                                PROXY STATEMENT

                               ------------------

                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Ciprico Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 25, 1996, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 2800 Campus Drive, Plymouth, Minnesota 55441. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 15, 1995.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed December 6, 1995, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 6, 1995, 2,271,071 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of December 6, 1995. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME AND ADDRESS OF                       NUMBER OF SHARES              PERCENT OF
 BENEFICIAL OWNER                        BENEFICIALLY OWNED               CLASS
-------------------                      ------------------             ----------
Perkins Capital Management, Inc.               910,600(1)                  40.1%
708 E. Lake Street
Wayzata, MN 55391

---------------
(1) Perkins Capital Management, Inc. has indicated that as of October 31, 1995, it beneficially owns 788,050 shares, that it has no voting power as to 757,050 of such shares and that it has sole dispositive power over all of such shares.

                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of December 6, 1995 by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME OF DIRECTOR/NOMINEE                  NUMBER OF SHARES              PERCENT OF
  OR IDENTITY OF GROUP                   BENEFICIALLY OWNED             CLASS (1)
------------------------                 ------------------             ----------
Robert H. Kill                                  53,384(2)                  2.3%
Ronald B. Thomas                                29,847(3)(4)(5)            1.3%
Donald H. Soukup                                21,000(3)(4)(5)               *
William N. Wray                                  6,000(3)(5)(6)               *
Gary L. Deaner                                       0(5)(7)                  *
Peyton Gannaway                                      0(5)                     *
All officers and directors as a group
  (5 persons)                                  130,861(8)                  5.5%

---------------
 *  Less than 1%

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 6, 1995, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Amount includes 40,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty dates of December 6, 1995.

(3) Does not include 4,000 shares which will be granted to and become exercisable by such individual on January 25, 1996 pursuant to an automatic grant under the Company's 1992 Nonqualified Stock Option Plan.

(4) Amount includes 21,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 6, 1995.

(5) Does not include 4,000 shares which will be granted to and become exercisable by such individual on January 25, 1996 pursuant to an automatic grant provision under the Company's 1992 Nonqualified Stock Option Plan, if the proposed amendment of such provision is approved by the shareholders. (See Proposal #3 below.)

(6) Such shares are not outstanding but are purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 6, 1995.

(7) Does not include 3,000 shares which will be granted to and become exercisable by such individual on January 25, 1996 pursuant to an automatic grant under the Company's 1992 Nonqualified Stock Option Plan.

(8) Amount includes 98,400 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 6, 1995.

                             ELECTION OF DIRECTORS
                             (PROPOSALS #1 AND #2)

GENERAL INFORMATION

     The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than six directors, that the number of directors to be elected shall be determined by the shareholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings. The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class II will be elected at the Annual Meeting. Directors who are members of Classes I and III will continue to serve for the terms for which they were previously elected. Subsequent to the 1995 annual meeting of shareholders, the Board increased the number of directors to five and elected Gary L. Deaner as a Class III director. The Board now recommends that the number of directors be set at six and that two Class II directors be elected at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at six. The Board of Directors nominates Ronald B. Thomas for re-election as a Class II director and nominates Peyton Gannaway as a Class II director to fill the position resulting from the Board's expansion from five to six members. If elected, Messrs. Thomas and Gannaway will each serve for a three year term as a Class II director and until his successor has been duly elected and qualified.

     Unless authority is withheld, the proxies solicited hereby will be voted for the election of Ronald B. Thomas and Peyton Gannaway as directors for a term of three years. If, prior to the meeting, it should become known that either Class II nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that either nominee will be unable to serve. The election of directors is decided by a plurality of the votes cast. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

     Ronald B. Thomas (Class II, term ending at 1996 Annual Meeting), age 52, has been Chairman of the Board of the Company since March 1988, and a director since the Company's incorporation in February 1978. He has been a private investor since March 1988. Mr. Thomas served as President and Treasurer of the Company from February 1978 to March 1988 and was the sole proprietor of the Company's unincorporated predecessor.

     Peyton Gannaway (Class II nominee), age 56, was President, Chief Operating Officer and a director of Anthem Electronics from 1984 until his retirement in 1994. Prior to that time, Mr. Gannaway was Vice President and Senior Vice President of Anthem from 1975 to 1984. Mr. Gannaway is a director of Aptos Semiconductor.

     Robert H. Kill (Class III, term ending at 1997 Annual Meeting), age 48, has been President of the Company since March 1988 and a director since September 1987. Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988, Secretary from September 1987 to July 1988 and from November 1989 to October 1993, and Vice President and General Manager from August 1986 to September

1987. Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his latest position being Vice President, Terminals Distribution.

     Gary L. Deaner (Class III, term ending at 1997 Annual Meeting), age 55, was elected a director of the Company in May 1995 to fill a position created by the Board's expansion. Mr. Deaner has been Vice President and General Manager, Lan Connect, of Digi International, Inc., a manufacturer of compute communications products since January 1995. From August 1991 to January 1995 Mr. Deaner served as President of Arnet Corporation, a subsidiary of Digi International, and from 1985 to 1991 he was Vice President of Marketing for Digi International.

     Donald H. Soukup (Class I, term ending at 1998 Annual Meeting), age 55, became a director of the Company in March 1982. Mr. Soukup has been an independent venture capitalist for more than five years. Mr. Soukup is also a director of MinnTech, Inc. and several privately held companies.

     William N. Wray (Class I, term ending at 1998 Annual Meeting), age 67, has been a director of the Company since July 1993. Prior to his retirement in 1988, Mr. Wray held various management positions at Honeywell, Inc., the most recent being Executive Vice President of Honeywell Information Systems (from 1985 to
1989) and Executive Vice President of Corporate Marketing (from 1987 to 1988). Mr. Wray is currently employed by Honeywell Consultants, Ltd., an organization comprised of top Honeywell executives who have retired and are now involved in civic and nonprofit organizations.

     There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee was established in July 1983 and its current members are Donald H. Soukup and William N. Wray. This committee is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company's independent accountants the results of the annual audit. The Audit Committee met once during fiscal 1995. The Compensation Committee was also established late in fiscal 1983 and its current members are Donald H. Soukup, William N. Wray and Ronald B. Thomas. The Compensation Committee recommends to the Board of Directors from time to time the salaries and other compensation to be paid to executive officers of the Company and administers the Company's stock option and proposed restricted stock plans. The Compensation Committee met four times during fiscal 1995. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

     During fiscal 1995, the Board of Directors held five meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

     Directors who are not employees of the Company receive $500 for each Board meeting attended. In addition, under the Company's 1992 Nonqualified Stock Option Plan, on the date of each of the Company's five annual meetings commencing with the 1992 annual meeting, each person who served as a nonemployee director during the year preceding such annual meeting has received a five-year option to purchase 4,000 shares of the Company's Common Stock at an exercise price equal to the average of the closing prices of the Company's Common Stock for the ten trading days ending with the date of such annual meeting. Any person who served as a director for less than a full year preceding the annual meeting has been granted an option covering that number of shares determined by multiplying 4,000 by a fraction the numerator of which is the number of months during the preceding year during which such director served as a director and the denominator of which is twelve. As of January 26, 1995, the date of the 1995 annual meeting, Messrs. Donald H. Soukup, Ronald B. Thomas and William N. Wray each received an option for the purchase of 4,000 shares at an exercise price of $5.856 per share. In the future, if the proposed amendment to the automatic grant provision of the 1992 Plan is approved by the shareholders, commencing with the 1996 annual meeting of shareholders and at each annual meeting thereafter, each nonemployee director who is elected or re-elected to the Board at such meeting, or whose term of office continues after the meeting, shall receive an option for 4,000 shares. See Proposal #3 below.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's President and Chief Executive Officer, the only executive officer whose salary and bonus for fiscal 1995 exceeded $100,000.

                                                                        LONG-TERM COMPENSATION
                                                                   ---------------------------------
                                     ANNUAL COMPENSATION                   AWARDS            PAYOUTS
                              ---------------------------------    ----------------------    -------
                                                   OTHER ANNUAL    RESTRICTED    OPTIONS/     LTIP       ALL OTHER
NAME AND PRINCIPAL            SALARY     BONUS     COMPENSATION      STOCK         SARS      PAYOUTS    COMPENSATION
     POSITION         YEAR      ($)       ($)          ($)          AWARD(S)       (#)         ($)         (4)(1)
-------------------   ----    -------    ------    ------------    ----------    --------    -------    ------------
Robert H. Kill,       1995    140,000     6,000         -0-           5,002(2)    10,000       -0-          1,402
President and         1994    131,000     6,000         -0-             -0-       27,430       -0-          1,340
CEO                   1993    128,000       -0-         -0-             -0-       37,860       -0-          1,280

---------------
(1) Amount reflects Company contributions to the Company's Savings Plan, a 401(k) plan, on Mr. Kill's behalf.

(2) Amount reflects 1,053 shares of restricted stock having an aggregate market value of $11,583 at September 30, 1995. The shares remain forfeitable until December 31, 1996 unless Mr. Kill's employment is terminated by the Company without cause or there is a change of control of the Company. Dividends, if declared by the Company, will be paid on the shares.

OPTION/SAR GRANTS DURING 1995 FISCAL YEAR

     The following table sets forth information regarding stock options granted to the named executive officer during the fiscal year ended September 30, 1995. The Company has not granted stock appreciation rights.

                                                               % OF TOTAL
                                                              OPTIONS/SARS         EXERCISE OR
                                         OPTIONS/SARS     GRANTED TO EMPLOYEES     BASE PRICE      EXPIRATION
                 NAME                    GRANTED (#)         IN FISCAL YEAR          ($/SH)           DATE
--------------------------------------   ------------     --------------------     -----------     ----------
Robert H. Kill                              10,000                  9%                5.875          1/26/00

---------------
(1) Such option is exercisable as to 2,500 shares per year commencing January 26, 1996.

AGGREGATED OPTION/SAR EXERCISES DURING 1995 FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

     The following table provides information related to options exercised by the named executive officer during fiscal 1995 and the number and value of options held at fiscal year end.

                                                                  NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                                      OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
                              SHARES ACQUIRED       VALUE             AT FY-END(#)                   AT FY-END($)
     NAME                     ON EXERCISE(#)     REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
---------------               ---------------    -----------    -------------------------    ----------------------------
Robert H. Kill                     37,430         $ 109,614           25,000/35,000                $187,188/$224,063

---------------
(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 30, 1995. The closing price of the Company's Common Stock on that day on the Nasdaq Stock Market was $11.00. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

         APPROVAL OF AMENDMENTS TO 1992 NONQUALIFIED STOCK OPTION PLAN
                    AND 1994 INCENTIVE STOCK OPTION PLAN AND
             APPROVAL OF ADOPTION OF 1996 RESTRICTED STOCK PLAN AND
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                                 (PROPOSAL #3)

PROPOSED RESOLUTIONS

     General. The Board of Directors recommends the adoption of a five-part resolution in order to amend two existing stock option plans and to adopt two additional employee benefit plans. Specifically, the resolution will (1) increase by 100,000 the number of shares reserved for issuance under the 1992 Nonqualified Stock Option Plan (the "1992 Plan"), (2) adopt an amendment to the automatic nonemployee director option grants under the 1992 Plan, (3) increase by 250,000 the number of shares reserved for issuance under the 1994 Incentive Stock Option Plan (the "1994 Plan"), (4) adopt the Ciprico Inc. 1996 Restricted Stock Plan and (5) adopt the Ciprico Inc. 1996 Employee Stock Purchase Plan.

     Increase in Shares Reserved Under Plans. There were initially 150,000 shares reserved for issuance under the 1992 Plan, of which 41,651 shares have been issued and 75,234 shares are subject to currently outstanding options. There were initially 250,000 shares reserved for issuance under the 1994 Plan, of which 26,656 shares have been issued and 218,347 shares are subject to currently outstanding options. In order to provide sufficient shares for future grants to employees, consultants, directors and others, shareholders are asked to approve the reservation of 100,000 additional shares under the 1992 Plan and 250,000 additional shares under the 1994 Plan.

     Director Automatic Option Grants. The Board of Directors has adopted, subject to shareholder approval, an amendment to the 1992 Plan relating to automatic option grants to nonemployee directors. Under the current provisions of the 1992 Plan, at each annual meeting of shareholders each nonemployee director who served on the Board during the preceding year is automatically granted a nonqualified option to purchase 4,000 shares (or a fraction of that number if he served for less than a full year). If approved by the shareholders, the 1992 Plan will be amended to provide that, beginning with the 1996 Annual Meeting, each nonemployee director who is elected or re-elected at an annual meeting, or who will continue to serve after such meeting by virtue of membership in a class of directors previously elected, will receive an option for 4,000 shares. The reasons for the proposed amendment to the automatic director option grant are to provide an incentive for continued high performance and to fix the option exercise price at the beginning of the period of performance rather than at the end. See "Description of 1992 Plan" below for a more complete discussion of the director automatic grant provisions.

     1996 Restricted Stock Plan and 1996 Employee Stock Purchase Plan. The Board of Directors has adopted, subject to shareholder approval, the Ciprico Inc. 1996 Restricted Stock Plan (the "Restricted Stock Plan"), which provides for the discretionary grant of restricted stock awards, and the Ciprico Inc. 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"), which permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences. The Board of Directors believes that the Restricted Stock Plan and the Stock Purchase Plan will be important for attracting, retaining and providing incentives for employees.

     More detailed descriptions of the Plans to be acted upon are set forth below, but such descriptions are qualified in their entirety by reference to the full text of the Plans, copies of which may be obtained without charge upon written request to the Company's Vice President of Finance.

DESCRIPTION OF 1992 PLAN

     Purpose. The purpose of the 1992 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company will depend to a large degree.

     Term. Options may be granted pursuant to the 1992 Plan until the Plan is discontinued or terminated by its Board.

     Administration. The 1992 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     Eligibility. All directors, officers and key employees of the Company or of any subsidiary are eligible to receive options pursuant to the 1992 Plan; provided, however, directors who are not otherwise employees are not eligible to receive options under the Plan except for the formula grant described below. As of December 4, 1995, the Company had approximately 80 employees and directors.

     Directors' Formula Grant. The 1992 Plan currently provides that on the date of each of the Company's five annual meetings commencing with the 1992 annual meeting, an option for the purchase of 4,000 shares of the Company's Common Stock will be granted to each individual who served as a nonemployee director of the Company during the year preceding such annual meeting. Any person who served as a director for less than a full year preceding the annual meeting will be granted an option covering that number of shares determined by multiplying 4,000 by a fraction the numerator of which is the number of months during the preceding year during which such director served as a director and the denominator of which is 12. The exercise price of such options are equal to the average of the closing prices of the Company's Common Stock for the ten trading days ending with the date of the annual meeting at which the option is granted, and the options are exercisable immediately upon grant and for a period of five years thereafter. At the 1996 Annual Meeting, Messrs. Soukup, Thomas and Wray will each receive an option to purchase 4,000 shares and Mr. Deaner will receive an option to purchase 3,000 shares pursuant to such provision.

     If the shareholders approve the resolutions contemplated by Proposal #3, at each annual meeting of shareholders, commencing with the 1996 Annual Meeting, each nonemployee director who is elected or re-elected to the Company's Board of Directors at such meeting, or whose term of office continues after such meeting, will receive a stock option to purchase 4,000 shares at an exercise price equal to the average of the closing prices of the Company's Common Stock for the ten trading days ending with the date of the annual meeting at which the option is granted. Each such option will be for a term of seven years and will become exercisable on the date of the annual meeting of shareholders following the date of the meeting on which the option was granted if the director has continued to serve on the Board throughout such period. If approved by the shareholders, Messrs. Deaner, Gannaway, Soukup, Thomas and Wray will each receive an option to purchase 4,000 shares at the 1996 Annual Meeting which will be in addition to any option received by such directors at the 1996 Annual Meeting for prior service under the current provisions of the 1992 Plan.

     Options. When an option is granted under the Plan the Committee at its discretion specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. Unless otherwise determined by the Committee, the option price may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on December 4, 1995 was $14.625. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the option term may not exceed ten years from the date of grant. Each option granted under the 1992 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 1992 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

     Amendment. The Board of Directors may from time to time suspend or discontinue the 1992 Plan or revise or amend it any respect; provided, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company and provided, further, that the provisions relating to the formula grant to nonemployee directors may not be amended more than once every six months except to comport with certain changes in the laws.

     Federal Income Tax Consequences of the Plan. Generally, an optionee will not realize any taxable income on the date an option is granted pursuant to the 1992 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

     Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the 1992 Plan:

                                                                         TOTAL NUMBER OF
                            NAME AND POSITION/GROUP                    OPTIONS RECEIVED(1)
                            -----------------------                    -------------------
        Robert H. Kill, President and Chief Executive Officer                   -0-
        Current Executive Officer Group (2 persons)                            1,650
        Current Non-executive Officer Director Group (5 persons)              73,000(2)
        Current Non-executive Officer Employee Group (35 persons)             55,235

---------------
(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the 1992 Plan cannot be determined at this time, except for the automatic grants of 4,000 share options to outside directors as described under "Directors' Formula Grant" above.

(2) Includes 4,000 share options which will be granted to Messrs. Soukup, Thomas and Wray and a 3,000 share option which will be granted to Mr. Deaner on the date of the 1996 Annual Meeting pursuant to the existing provisions of the 1992 Plan, and includes additional 4,000 share options which will be granted to Messrs. Deaner, Gannaway, Soukup, Thomas and Wray subject to approval of such grants by the shareholders at the Annual Meeting. See "Director Automatic Option Grants" and "Directors' Formula Grant" above.

DESCRIPTION OF 1994 PLAN

     Purpose. The purpose of the 1994 Plan is to promote the success of the Company by affording key employees the opportunity to obtain a proprietary interest in the growth and performance by the Company.

     Term. The term of the 1994 Plan expires on October 21, 2003, ten years from the date the Plan was adopted by the Board; provided, however, the Board may terminate the Plan earlier in the event of a sale by the Company of substantially all of its assets or in the event of a merger, exchange or liquidation of the Company.

     Administration. The 1994 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     Eligibility. All officers and key employees of the Company or of any subsidiary are eligible to receive options pursuant to the 1994 Plan.

     Options. Options granted under the 1994 Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"). Under current tax law, no incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the incentive stock option is granted. The option exercise price generally may be paid in cash, by certified check or by delivering shares of Common Stock of the Company, valued at fair market value as of the date of exercise, unless the Board or Committee restricts the forms of payment available to the optionee. When an option is granted under the Plan, the Committee at its discretion specifies the option price (which may not be less than fair market value) and the number of shares of Common Stock which may be purchased upon exercise of the option. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the option term may not exceed ten years from the date of grant. Each option granted under the 1994 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 1994 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment.

     Amendment. The Board of Directors or the Committee may terminate or amend the 1994 Plan at any time, except that the terms of option agreements then outstanding may not be adversely affected without the consent of the individual. Neither the Board nor the Committee may amend the Plan, unless permitted by the Code, if the amendment would materially increase the total number of shares of Common Stock available for issuance under the Plan, materially modify the requirements as to eligibility for participation in the Plan or decrease the price at which options may be granted. Furthermore, the Plan may not be amended, without the approval of the Company's shareholders, in any manner which would cause the options to fail to meet the requirements of incentive stock options as defined under the Code.

     Federal Income Tax Consequences of the Plan. Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the 1994 Plan:

                                                                          TOTAL NUMBER OF
                           NAME AND POSITION/GROUP                      OPTIONS RECEIVED(1)
        -------------------------------------------------------------   -------------------
        Robert H. Kill, President and Chief Executive Officer                  20,000
        Current Executive Officer Group (2 persons)                            24,000
        Current Non-executive Officer Director Group (5 persons)                -0-
        Current Non-executive Officer Employee Group (62 persons)             218,503

---------------
(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the 1994 Plan cannot be determined at this time.

RESTRICTED STOCK PLAN

     General. In November 1995 the Board of Directors adopted, subject to shareholder approval, the Ciprico Inc. 1996 Restricted Stock Plan (the "Restricted Stock Plan") and reserved 50,000 shares of the Company's Common Stock for issuance pursuant to the Plan.

     Purpose. The purpose of the Restricted Stock Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to officers and employees upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.

     Term. Restricted stock awards may be granted pursuant to the Restricted Stock Plan until the Plan is discontinued or terminated by the Board.

     Administration. The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted restricted stock awards, to determine the number of shares of Common Stock of the Company subject to each award, and to prescribe the particular form and conditions of each award granted.

     Eligibility. All officers and key employees of the Company or of any subsidiary are eligible to receive awards pursuant to the Restricted Stock Plan.

     Awards. When a restricted stock award is granted under the Restricted Stock Plan, the recipient receives shares of the Company's Common Stock which are subject to restrictions and the possibility of forfeiture for a period of time set by the Committee. During such restricted period the recipient may not assign, sell, transfer, pledge, hypothecate or otherwise dispose of the shares. Upon issuance of certificates representing such restricted stock, the recipient is entitled to vote such shares and to receive dividends thereon. Under the terms of the Plan, all risks of forfeiture on outstanding restricted stock will lapse upon a "change of control" (as defined in the Plan) of the Company. Each award granted under the Restricted Stock Plan is nontransferable during the lifetime of the participant.

     Amendment. The Board of Directors may amend or discontinue the Restricted Stock Plan at any time, except that no amendment or termination of the Plan shall adversely affect rights of a recipient holding restricted stock.

     Federal Income Tax Consequences of the Plan. Generally, current federal tax law does not require a recipient of a restricted stock award to recognize taxable income in the year in which the restricted stock award is granted. Instead, in the year in which the transfer restriction lapses, the recipient will recognize ordinary income equal to the fair market value of the shares at that time. The Company will also receive an income tax deduction, equal to the amount of ordinary income recognized by the recipient, in the fiscal year in which the restrictions lapse, and must withhold income and other employment-related taxes on the such ordinary income. The recipient may, subject to the discretion of the Committee, elect to have all or a portion of such tax withholding obligations satisfied by delivering previously-acquired stock of the Company, including shares received pursuant to a restricted stock award on which the risks of forfeiture have lapsed, of sufficient value to meet the withholding requirements.

Alternatively, the recipient can file an election under Section 83(b) of the Internal Revenue Code. If such an election is filed, the recipient will recognize ordinary income equal to the fair market value of the restricted shares on the date of the restricted stock award. The Company will receive an income tax deduction, equal to the amount of such ordinary income, in the fiscal year in which the restricted stock award is granted, and must also comply with the tax withholding obligations at that time.

     Plan Benefits. No restricted stock awards have been granted under the Restricted Stock Plan and, accordingly, no shares of Common Stock have been issued under the Plan. As a result, the number of shares (out of the 50,000 reserved for the Plan) which may be acquired and the benefits that any particular group of potential participants will received under the Plan are not determinable at this time.

EMPLOYEE STOCK PURCHASE PLAN

     General. In November 1995 the Board of Directors adopted, subject to shareholder approval, the Ciprico Inc. 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") and reserved 100,000 shares of the Company's Common Stock for issuance pursuant to the Plan.

     Purpose. The purpose of the Stock Purchase Plan is to encourage stock ownership by the Company's employees and in so doing to provide an incentive for the Company's employees to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.

     Term. The term of the Stock Purchase Plan expires on December 31, 2005; provided, that the Board of Directors may extend the term of the Plan for such period as the Board deems advisable.

     Administration. The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to limit the number of shares that may be optioned under the Stock Purchase Plan during a phase.

     Eligibility. All regular U.S. full-time or part-time employees (including officers) of the Company or any subsidiary are eligible to participate in any of the twenty six-month phases of the Stock Purchase Plan. However, any employee who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company will not be granted an option under the Stock Purchase Plan.

     Options. Phases of the Stock Purchase Plan will commence in January and July of each calendar year or such other months as the Committee may determine, with the first phase beginning February 1, 1996. Before the commencement date of the phase, each participating employee must have elected to have from 1% to 10% of his or her compensation withheld over the pay periods in such phase. The percentage designated may be increased or decreased during a phase or discontinued entirely. Participants also have the right to withdraw all accumulated payroll deductions before the end of a phase. Based on the amount of salary deductions accumulated at the end of the phase, shares will be purchased from the account of each participant at the termination date of such phase (six months after the commencement date). In no event, however, may a participant receive a grant of shares which would cause the employee to own 5% or more of the Common Stock of the Company, nor may the total number of shares subject to a participant's options during a phase exceed 500. The purchase price to be paid by the employees will be the lower of the amount determined under Paragraphs A and B below:

     A. 85% of the closing price of the Company's Common Stock on the commencement date of the phase; or

     B. 85% of the closing price of the Company's Common Stock on the termination date of the phase.

     As required by tax law, in any calendar year no employee may receive options under the Stock Purchase Plan for shares which have a fair market value in excess of $25,000 determined at the time such option is granted. Any funds not used to purchase shares will be carried over to the next phase unless the employee requests a withdrawal of such funds. No interest is paid by the Company on funds withheld and such funds are used by the Company for general operating purposes. If an employee terminates employment for any reason or dies before the end of a phase, all of the employee's accumulated payroll deductions will be paid to the employee or to his or her estate, as the case may be.

     Amendment. The Board of Directors may, from time to time, revise or amend the Stock Purchase Plan as the Board may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code; provided, that no such revision or amendment may, without approval of the Company's shareholders, (i) increase the total number of shares for which options may be granted under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (ii) modify requirements as to eligibility for participation in the Plan or (iii) materially increase the benefits accruing to participants under the Plan.

     Federal Income Tax Consequences of the Plan. Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Sections 421 and 423 of the Internal Revenue Code. Employee contributions are made on an after-tax basis. The Company understands that under existing federal income tax provisions, if shares are purchased pursuant to the Stock Purchase Plan and are not disposed of by the participant within the two-year period after the date the option was granted nor within the one-year period after the date of transfer of the shares to the participant, and if the participant was an employee of the Company at all times from the date of grant of the option until the date of exercise of the option, then the participant will not realize any taxable income until the participant sells the shares and the Company will not be entitled to a deduction in connection with either the grant or exercise of the option.

     Plan Benefits. Because participation in the Stock Purchase Plan is voluntary, the future benefits that may be received by participating individuals or groups under the Stock Purchase Plan cannot be determined at this time.

VOTE REQUIRED

     The Board of Directors recommends that the shareholders adopt the resolution to approve the increase in the number of shares reserved under the 1992 and 1994 Plans, the amendment to the 1992 Plan, and the Restricted Stock and Employee Stock Purchase Plans. Approval of such resolution requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     KPMG Peat Marwick LLP acted as the Company's independent auditors for fiscal 1995. The Company has not selected its independent auditors for the current fiscal year ending September 30, 1996, pending the Audit Committee's completion of its review of the Company's fiscal 1995 audit. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 annual meeting of shareholders must be received by the Company by August 17, 1996, to be includable in the Company's proxy statement and related proxy for the 1997 annual meeting.

                         ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1995, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                  FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. CORY J. MILLER, VICE PRESIDENT OF FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ROBERT H. KILL
                                          President

Dated: December 15, 1995
Plymouth, Minnesota

                                AMENDMENT NO. 2
                                       TO
               CIPRICO, INC. 1992 NONQUALIFIED STOCK OPTION PLAN

     This Amendment No. 2 to the Ciprico, Inc. 1992 Nonqualified Stock Option Plan (the "1992 Option Plan") was adopted by the Board of Directors of the Company on November 15, 1995 and approved by the shareholders of the Company on January 25, 1996.

     1. Section 6 shall be amended to provide that Two Hundred Fifty Thousand (250,000) shares of Common Stock shall be reserved and available for options under the 1992 Option Plan.

     2. Section 10 shall be amended in its entirety to read as follows:

                                  "SECTION 10
                           NONQUALIFIED STOCK OPTIONS
                             FOR OUTSIDE DIRECTORS

          (a) Automatic Grants. No person shall have any discretion to select the nonemployee directors that shall be eligible for nonqualified stock options or to determine the number of shares of Common Stock to be subject to such options, the option price per share, the term and exercisability for such options or the date of grant. No action by the Board of Directors or the Committee shall be required for the grant of nonqualified stock options pursuant to this Section 10, it being the intention of the Company that such stock option grants will occur automatically.

          (b) Annual Grants to Nonemployee Directors.

             (1) At the annual shareholders' meeting occurring in 1996, each individual who served as a nonemployee director of the Company during the year preceding such annual meeting shall receive a nonqualified stock option for 4,000 shares. Any individual who served as a nonemployee director for less than a full year preceding the annual meeting shall receive a nonqualified stock option for the number of shares determined by multiplying 4,000 by a fraction, the numerator of which is the number of months during the preceding year that such individual served as a nonemployee director and the denominator of which is 12.

             (2) Beginning with the annual shareholders' meeting occurring in 1996 and on the date of each annual shareholders' meeting thereafter, each nonemployee director who is elected or reelected to the Company's Board of Directors at such meeting or who will continue to serve as a director during the ensuing year by virtue of membership in a class of directors previously elected shall receive a nonqualified stock option for 4,000 shares. The option granted pursuant to this Section 10(b)(2) to a nonemployee director upon his reelection to the Board of Directors at the 1996 annual shareholders' meeting shall be in addition to any option which such nonemployee director receives for prior service under
        Section 10(b)(1) above.

          (c) Exercise Price. The exercise price per share for each nonqualified stock options granted pursuant to this Section 10 shall be equal to the average of the fair market values of the Company's Common Stock for the ten
     (10) trading days ending with the date of the annual meeting, unless the annual meeting date is not a trading day, in which case the ten-trading day period will end on the last trading day immediately preceding such annual meeting.

          (d) Term and Exercisability. Each nonqualified stock option granted pursuant Section 10(b)(1) shall expire five (5) years from the date of grant and shall be fully exercisable at all times. Each nonqualified stock option granted pursuant to Section 10(b)(2) shall become exercisable on the date of the annual shareholders' meeting following the date of the meeting on which the option was granted if the Optionee has served as a director throughout such period, and shall expire seven (7) years from the date of grant. Each nonqualified stock option granted pursuant to this Section 10 shall be subject to such additional terms and conditions not inconsistent with this Plan as the Option Agreement issued to the Optionee by the Company may contain."

     3. Except as otherwise amended or modified herein, all other provisions of the Plan shall remain in full force and effect.

                                          CIPRICO, INC.

Date: January 25, 1996                    By:
                                          --------------------------------------

                                             Its:
                                          --------------------------------------

                                 CIPRICO, INC.

                           1996 RESTRICTED STOCK PLAN

                                   SECTION 1.

                                  DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

          (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

          (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

          (c) The "Company" shall mean CIPRICO, INC., a Delaware corporation.

          (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

          (f) The "Participant" is the employee or officer of the Company or any Subsidiary to whom a restricted stock award has been granted.

          (g) The "Plan" means the Ciprico, Inc. 1996 Restricted Stock Plan, as amended hereafter from time to time, including the form of restricted stock agreements as they may be modified by the Board from time to time.

          (h) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 11) reserved for restricted stock awards pursuant to this Plan.

          (i) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.

                                    PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers and employees upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of restricted stock awards. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company after the adoption of the Plan by the Board of Directors. In no event shall the risks of forfeiture on any restricted stock awards lapse prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained, any restricted stock awards previously granted shall be revoked.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to, the exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, the individuals to whom, and the time or times at which, restricted stock awards shall be granted, the number of shares of Stock subject to each award, the price (if any) to be paid for such shares of Stock, the risks of forfeiture that will apply to such shares of Stock and the manner in which such risks of forfeiture will lapse, and all other terms and conditions of each award.

     The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the written restricted stock agreements (which may vary from Participant to Participant) evidencing each award and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS

     The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those officers and employees of the Company or of any Subsidiary to whom restricted stock awards shall be granted under this Plan. The Board or the Committee may grant additional restricted stock awards under this Plan to some or all Participants then holding awards or may grant restricted stock awards solely or partially to new Participants. In designating Participants, the Board or the Committee shall also determine the number of shares to be awarded to each such Participant, subject to the provisions of Section 8. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                     STOCK

     Fifty Thousand (50,000) shares of authorized but unissued shares of Stock shall be reserved and available for restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for restricted stock awards under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that all or any part of a restricted stock award under the Plan is forfeited for any reason, the shares of Stock allocable to the portion of such award for which the risks of forfeiture have not lapsed shall continue to be reserved for restricted stock awards under the Plan and may be subject to new restricted stock awards hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

     Restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

                                   SECTION 8.

                TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     Each restricted stock award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement. The restricted stock agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Participant to Participant; provided, however, that each Participant and each restricted stock agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. The restricted stock agreement shall state the total number of shares covered by the restricted stock award.

          (b) Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's restricted stock agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited. Until such risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

          (c) Withholding Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it as from the grant of restricted stock awards to a Participant under this Plan and to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any future wages or other amounts payable by the Company to the Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law prior to the transfer of any certificates for the shares of Stock subject to such restricted stock awards.

          The Participant may, subject to the discretion of the Board or the Committee, as the case may be, and such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering previously-acquired shares of Stock, including shares received pursuant to a restricted stock award on which the risks of forfeiture have lapsed, such shares having a fair market value, as of the date the amount of tax to be withheld is determined under applicable tax law, equal to such obligations. Such election shall comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d) For purposes of Section 8(c), the "fair market value" of the Stock shall mean the last sale price of such stock as reported by Nasdaq on the date the amount of tax to be withheld is determined or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of such stock.

          (e) Other Provisions. The restricted stock agreement authorized under this Section 8 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable.

                                   SECTION 9

                               TRANSFER OF AWARD

     No restricted stock award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the restricted stock agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock award granted under the Plan prior to such date, such transfer shall be void and the restricted stock award shall terminate.

                                  SECTION 10.

                               CHANGE OF CONTROL

     Notwithstanding anything in this Plan or any restricted stock agreement to the contrary, all risks of forfeiture applicable to a Participant's restricted stock awards shall immediately lapse upon a "change of control." For purposes of this Section 10, a "change of control" shall mean any of the following events:

          (a) Any exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), merger, consolidation or similar transaction (collectively referred to as the "transaction") to which the Company is a party, whether or not such transaction is approved by the Company's Board of Directors, if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power (with respect to the election of directors) of all classes of securities issued by the surviving corporation;

          (b) A change in the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing, in the aggregate, a majority of the total combined voting power of all classes of the Company's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

          (c) The sale of substantially all of the properties and assets of the Company to any person or entity which is not a wholly-owned subsidiary of the Company;

          (d) The approval of any plan or proposal for the liquidation of the Company by its shareholders; or

          (e) A change in the composition of the Board of Directors at any time during any consecutive twenty-four (24) month period such that the "Continuing Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purpose of this event, "Continuing Directors" means those members of the Board who either (1) were directors at the beginning of such consecutive twenty-four (24) month period; or (2) were elected by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then existing Board of Directors.

                                  SECTION 11.

            RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company, the number of shares of Stock reserved under Section 6 hereof and the number of shares of Stock covered by each outstanding restricted stock award shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same risks of forfeiture and other restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the restricted stock agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) that all risks of forfeiture on any outstanding restricted stock awards shall immediately lapse; (ii) that this Plan shall completely terminate and any outstanding restricted stock awards for which the risks of forfeiture have not lapsed prior to a date specified by the Board shall be cancelled; and (iii) that this Plan shall continue with respect to the any restricted stock awards which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of a restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                  SECTION 12.

                               INVESTMENT PURPOSE

     No shares of Stock issued pursuant to the Plan shall be transferred or otherwise disposed of by a Participant unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to a Participant, the Board or the Committee may require the Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this
Section 12.

                                  SECTION 13.

                             AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11, shall impair the terms and conditions of any restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof,
(ii) change the designation of the class of employees eligible to receive restricted stock awards, or (iii) materially increase the benefits accruing to Participants under the Plan, unless such revision or amendment is approved by the shareholders of the Company.

                                  SECTION 14.

                      NO OBLIGATION TO CONTINUE EMPLOYMENT

     The granting of a restricted stock award hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.

                                 CIPRICO, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN

                       ARTICLE I -- ESTABLISHMENT OF PLAN

     1.01 ADOPTION BY BOARD OF DIRECTORS. By action of the Board of Directors of Ciprico, Inc. (the "Corporation") on October 23, 1995, subject to approval by its shareholders, the Corporation has adopted an employee stock purchase plan pursuant to which eligible employees of the Corporation and certain of its Subsidiaries may be offered the opportunity to purchase shares of Stock of the Corporation. The terms and conditions of this Plan are set forth in this plan document, as amended from time to time as provided herein. The Corporation intends that the Plan shall qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended from time to time, (the "Code") and shall be construed in a manner consistent with the requirements of Code Section 423 and the regulations thereunder.

     1.02 SHAREHOLDER APPROVAL AND TERM. This Plan shall become effective January 1, 1996, and shall terminate December 31, 2005; provided, however, that the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the Plan is adopted by the Board or, if earlier, at the next annual meeting of the shareholders, in the manner provided under Code Section 423 and the regulations thereunder; and provided, further that the Board of Directors may extend the term of the Plan for such period as the Board, in its sole discretion, deems advisable. In the event that the shareholders fail to approve the Plan at such annual shareholders' meeting, this Plan shall not become effective and shall have no force or effect.

                             ARTICLE II -- PURPOSE

     2.01 PURPOSE. The primary purpose of the Plan is to provide an opportunity for Eligible Employees of the Corporation to become shareholders of the Corporation, thereby providing them with an incentive to remain in the Corporation's employ, to improve operations, to increase profits and to contribute more significantly to the Corporation's success.

                           ARTICLE III -- DEFINITIONS

     3.01 "ADMINISTRATOR" means the Compensation Committee appointed by the Board of Directors. The Compensation Committee may, in its sole discretion, authorize the officers of the Corporation to carry out the day-to-day operation of the Plan. In its sole discretion, the Board may take such actions as may be taken by the Administrator, in addition to those powers expressly reserved to the Board under this Plan.

     3.02 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of Ciprico, Inc.

     3.03 "COMPENSATION" means the Participant's base compensation, excluding overtime and all bonuses.

     3.04 "CORPORATION" means Ciprico, Inc., a Delaware corporation.

     3.05 "ELIGIBLE EMPLOYEE" means any employee who, as determined on or immediately prior to an Enrollment Period, is a United States full-time or part-time employee of the Corporation or one of its Subsidiaries.

     3.06 "ENROLLMENT PERIOD" means the period determined by the Administrator for purposes of accepting elections to participate during a Phase from Eligible Employees.

     3.07 "FISCAL YEAR" means the fiscal year of the Corporation, which is the twelve-month period beginning October 1 and ending September 30 each year.

     3.08 "PARTICIPANT" means an Eligible Employee who has been granted an option and is participating during a Phase through payroll deductions, but shall exclude those employees subject to the limitations described in Section 9.03 below.

     3.09 "PHASE" means the period beginning on the date that the option was granted, otherwise referred to as the commencement date of the Phase, and ending on the date that the option was exercised, otherwise referred to as the termination date of the Phase.

     3.10 "PLAN" means the Ciprico, Inc. 1996 Employee Stock Purchase Plan.

     3.11 "STOCK" means the voting common stock of the Corporation.

     3.12 "SUBSIDIARY" means any corporation defined as a subsidiary of the Corporation in Code Section 424(f) as of the effective date of the Plan, and such other corporations that qualify as subsidiaries of the Corporation under Code Section 424(f) as the Board approves to participate in this Plan from time to time.

                          ARTICLE IV -- ADMINISTRATION

     4.01 ADMINISTRATION. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, the Administrator shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

          (a) The Administrator shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

          (b) The Administrator shall, subject to the provisions of the Plan, determine all terms and conditions that shall apply to the grant and exercise of options under this Plan, including, but not limited to, the number of shares of Stock that may be granted, the date of grant, the exercise price and the manner of exercise of an option. The Administrator may, in its discretion, consider the recommendations of the management of the Corporation when determining such terms and conditions;

          (c) The Administrator shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the shareholders of the Corporation and its Subsidiaries, the Administrator, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing; and

          (d) The Administrator shall keep minutes of its meetings or other written records of its decisions regarding the Plan and shall, upon requests, provide copies to the Board.

                        ARTICLE V -- PHASES OF THE PLAN

     5.01 PHASES. The Plan shall be carried out in one or more Phases of six (6) months each. Unless otherwise determined by the Administrator, in its discretion, Phases shall commence on January 1 and July 1 of each fiscal year during the term of the Plan; provided, however, that the first phase shall commence on February 1, 1996, and shall end on June 30, 1996. No two Phases shall run concurrently.

     5.02 LIMITATIONS. The Administrator may, in its discretion, limit the number of shares available for option grants during any Phase as it deems appropriate. Without limiting the foregoing, in the event all of the shares of Stock reserved for the grant of options under Section 12.01 is issued pursuant to the terms hereof prior to the commencement of one or more Phases or the number of shares of Stock remaining is so small, in the opinion of the Administrator, as to render administration of any succeeding Phase impracticable, such Phase or Phases may be cancelled or the number of shares of Stock limited as provided herein. In addition, if, based on the payroll deductions authorized by Participants at the beginning of a Phase, the Administrator determines that the number of shares of Stock which would be purchased at the end of a Phase exceeds the number of shares of Stock remaining reserved under Section 12.01 hereof for issuance under the Plan, or if the number of shares of Stock for which options are to be granted exceeds the number of shares designated for option grants by the Administrator for such Phase, then the Administrator shall make a pro rata allocation of the shares of Stock remaining available in as nearly uniform and equitable a manner as the Administrator shall consider practicable as of the commencement date of the Phase or, if the Administrator so elects, as of the termination date of the Phase. In the event such allocation is made as of the commencement date of a Phase, the payroll deductions which otherwise would have been made on behalf of Participants shall be reduced accordingly.

                           ARTICLE VI -- ELIGIBILITY

     6.01 ELIGIBILITY. Each employee who is an Eligible Employee on or immediately prior to the commencement of a Phase shall be eligible to participate in such Phase.

                          ARTICLE VII -- PARTICIPATION

     7.01 PARTICIPATION. Participation in the Plan is voluntary. An Eligible Employee who desires to participate in any Phase of the Plan must complete the plan enrollment form provided by the Administrator and deliver such form to the Administrator or its designated representative during the Enrollment Period established by the Administrator prior to the commencement date of the Phase.

     7.02 SUBSEQUENT PHASES. An Eligible Employee who elects to participate in a Phase of a fiscal year shall be deemed to have elected to participate in each subsequent Phase during that fiscal year and all subsequent fiscal years unless such Participant elects to discontinue payroll deductions during a Phase or exercises his or her right to withdraw amounts previously withheld, as provided under Article 10 hereof. In such event, such Participant must complete a new plan enrollment form and file such form with the Administrator during the Enrollment Period prior to the next Phase with respect to which the Eligible Employee wishes to participate.

                  ARTICLE VIII -- PAYMENT: PAYROLL DEDUCTIONS

     8.01 ENROLLMENT. Each Eligible Employee electing to participate shall indicate such election on the plan enrollment form and designate therein a percentage of such Participant's Compensation to be paid during the Phase. Such percentage shall be at least one percent (1%) but not more than ten percent (10%) of such Participant's Compensation to be paid during such Phase, or such other maximum percentage as the Administrator may establish from time to time; provided, however, that the payroll deduction authorized by the Participant must equal or exceed $10 or such other minimum amount as established by the Administrator from time to time. In order to be effective, such plan enrollment form must be properly completed and received by the Administrator by the due date indicated on such form, or by such other date established by the Administrator.

     8.02 PAYROLL DEDUCTIONS. Payroll deductions for a Participant shall commence on the first paycheck issued for the payroll period which begins on or immediately after the commencement date of the Phase and shall terminate on the last paycheck issued for the payroll period which begins on or immediately prior to the termination date of that Phase, unless the Participant elects to discontinue payroll deductions or exercises his or her right to withdraw all accumulated payroll deductions previously withheld during the Phase as provided in Article 10 hereof. The authorized payroll deductions shall be made over the pay periods of such Phase by deducting from the Participant's Compensation for each such pay period that percentage specified by the Participant in the plan enrollment form.

     Unless the Participant elected to discontinue payroll deductions or exercised his or her right to withdraw all accumulated payroll deductions previously withheld during the preceding Phase (in which event the Participant must complete a change of election form or a new plan enrollment form, as the case may be, to continue participation for any subsequent Phase), the Corporation shall continue to withhold from such Participant's Compensation the same designated percentage specified by the Participant in the most recent plan enrollment form previously completed by the Participant for all subsequent Phases; provided, however, that the Participant may, if he or she so chooses, increase, decrease or discontinue payroll deductions for any or all such subsequent Phases by properly completing a new enrollment form during the Enrollment Period for such subsequent Phase and delivering such form to the Administrator by the due date for receipt of such forms for that Phase.

     8.03 INCREASES OR DECREASES DURING A PHASE. In addition to the right to discontinue or withdraw payroll deductions during a Phase as provided in Article 10 and the right to increase or decrease or discontinue payroll deductions for subsequent Phases as provided in Section 8.02, a Participant may increase or decrease the percentage of Compensation designated to be deducted during a Phase by completing a change of election form and filing such form with the Administrator on or before the date that is fifteen (15) days prior to the date of the last paycheck during that Phase, or on or before such other date established by the Administrator; provided, however, that the Participant may exercise the right to increase or decrease his or her payroll deductions only once during each Phase.

     8.04 CHANGE IN COMPENSATION DURING A PHASE. In the event that the Participant's Compensation is discontinued or reduced during a Phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the Phase is less than the amount anticipated to be withheld as determined on the commencement date of the Phase, then the extent to which the Participant may exercise his or her option shall be based on the amounts actually withheld on his or her behalf. In the event of a change in the pay period of any Participant, such as from biweekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to insure the deduction of the proper amount authorized by the Participant.

                             ARTICLE IX -- OPTIONS

     9.01 GRANT OF OPTION. Subject to Article 10, a Participant who has elected to participate in the manner described in Article VIII and who is employed by the Corporation or a Subsidiary as of the commencement date of a Phase shall be granted an option as of such date to purchase that number of whole shares of Stock determined by dividing the total amount to be credited to the Participant's account by the option price per share set forth in Section 9.02(a) below; provided, however, that in no event shall the number of shares subject to the Participant's option exceed 500 shares of Stock or such other number of shares as the Board or the Administrator may establish. The option price per share for such Stock shall be determined under Section 9.02 hereof, and the number of shares exercisable shall be determined under Section 9.03 hereof.

     9.02 OPTION PRICE. Subject to the limitations hereinbelow, the option price for such Stock shall be the lower of the amounts determined under paragraphs (a) and (b) below:

          (a) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the NASDAQ National Market or on an established securities exchange as of the commencement date of the Phase; or

          (b) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the NASDAQ National Market or on an established securities exchange as of the termination date of the Phase.

     In the event that the commencement or termination date of a Phase is a Saturday, Sunday or holiday, the amounts determined under the foregoing subsections shall be determined using the price as of the last preceding trading day.

     If the Corporation's Stock is not so reported in the NASDAQ National Market or upon an established securities exchange, the option price shall equal the lesser of (i) eighty-five percent (85%) of the average of the closing "bid" and "asked" prices quoted on the NASDAQ SmallCap Market as of the commencement date of the Phase, or if there are no such quoted "bid" and "asked" prices on such date, on the next preceding date for which there are quotes, and (ii) eighty-five percent (85%) of the average of the closing "bid" and "asked" prices quoted on the NASDAQ SmallCap Market as of the termination date of the phase, or if there are no such quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes.

     If the Corporation's Stock is not listed on an established securities exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, then the option price shall equal the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Corporation's Stock as of the commencement date of the Phase, and (ii) eighty-five percent (85%) of the fair market value of such stock as of the termination date of the Phase. Such "fair market value" shall be determined by the Board.

     9.03 LIMITATIONS. No employee shall be granted an option hereunder:

          (a) Which permits his or her rights to purchase Stock under all employee stock purchase plans of the Corporation or its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;

          (b) If such employee would own and/or hold, immediately after the grant of the option, Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

          (c) Which, if exercised, would cause the limits established by the Administrator under Section 5.02 to be exceeded.

     9.04 EXERCISE OF OPTION. Subject to a Participant's right to withdraw in the manner provided in Section 10.01, a Participant's option for the purchase of shares of Stock will be exercised automatically on the termination date of that Phase. However, in no event shall a Participant be allowed to exercise an option for more shares of Stock than can be purchased with the payroll deductions accumulated by the Participant in his or her bookkeeping account during such Phase, whether or not the accumulated payroll deductions are less than the full percentage amount that such Participant anticipated he or she would contribute at the beginning of such Phase.

     9.05 DELIVERY OF SHARES. As promptly as practicable after the termination of any Phase, the Corporation's transfer agent or other authorized representative shall deliver to each Participant herein certificates for that number of whole shares of Stock purchased upon the exercise of the Participant's option. The Corporation may, in its sole discretion, arrange with the Corporation's transfer agent or other authorized representative to establish, at the direction of the Participant, individual securities accounts to which will be credited that number of whole shares of Stock that are purchased with the Participant's accumulated payroll deductions pursuant to Section 9.04 above, such securities account to be subject to such terms and conditions as may be imposed by the transfer agent or authorized representative. Any accumulated payroll deductions remaining after the exercise of the Participant's option pursuant to Section 9.04 above shall remain credited to the Participant's bookkeeping account and applied to the purchase of shares of Stock in the next succeeding Phase, unless the Participant requests a withdrawal of such amount pursuant to Section 10.01.

                           ARTICLE X -- WITHDRAWAL OR
                    DISCONTINUATION OF PAYROLL WITHHOLDINGS

     10.01 WITHDRAWAL. A Participant may request a withdrawal of all accumulated payroll deductions then credited to the Participant's bookkeeping account by completing a change of election form and filing such form with the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. As soon as administratively feasible after the end of that Phase, all payroll deductions credited to a bookkeeping account for the Participant will be paid to such Participant and no further payroll deductions will be made during that Phase or any future Phase unless the Participant completes a new plan enrollment form as provided in Section 8.02 above. If the Participant requests a withdrawal, the option granted to the Participant under that Phase of the Plan shall immediately lapse and shall not be exercisable. Partial withdrawals of payroll deductions are not permitted.

     Notwithstanding the foregoing, in order to be effective for a particular Phase, the Participant's request for withdrawal must be properly completed and received by the Administrator on or before the date that is fifteen (15) days before the date of the last paycheck during the Phase, or on or before such other date established by the Administrator. Requests for withdrawal that are received after that due date shall not be effective and no withdrawal shall be made, unless otherwise determined by the Administrator.

     10.02 DISCONTINUATION. A Participant may also request that the Administrator discontinue any further payroll deductions that would otherwise be made during the remainder of the Phase by completing a change of election form and filing such form with the Administrator on or before the date that is fifteen (15) days before the date of the last paycheck during the phase, or on or before such other date established by the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. Upon the effective date of the Participant's request, the Corporation will discontinue making payroll deductions for such Participant for that Phase, and all future Phases, unless the Participant completes another change of election form as provided above.

                    ARTICLE XI -- TERMINATION OF EMPLOYMENT

     11.01 If a Participant's employment terminates with the Corporation for any reason, voluntarily or involuntarily, including by reason of retirement or death, the payroll deductions credited to such Participant's bookkeeping account for such Phase, if any, will be returned to the Participant (or, in the case of death, to the Participant's estate) and any options granted to such Participant under the Plan shall immediately lapse and shall not be exercisable. The return of such payroll deductions shall be made to the Participant (or to the Participant's estate) as soon as administratively practicable. In the event that such termination occurs near the end of a Phase and the Corporation is unable to discontinue payroll deductions for such Participant for his or her final paycheck(s), such deductions shall still be made but shall be returned to the Participant (or his or her estate) as provided herein. In no event shall the accumulated payroll deductions be used to purchase any shares of Stock.

     If the option lapses as a result of the Participant's death, any accumulated payroll deductions credited to the Participant's bookkeeping account will be paid to the Participant's estate. In the event a Participant dies after exercise of the Participant's option but prior to delivery of the Stock to be transferred pursuant to the exercise of the option under Section 9.04 above, any such Stock and/or accumulated payroll deductions remaining after such exercise shall be paid by the Corporation to the Participant's estate.

     The Corporation will not be responsible for or be required to give effect to the disposition of any cash or Stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provisions of any law concerning intestacy, or otherwise. No person shall, prior to the death of a Participant, acquire any interest in any Stock, in any option or in the cash credited to the Participant's bookkeeping account during any Phase of the Plan.

     11.02 In the event that any Subsidiary ceases to be a Subsidiary of the Corporation, the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Section 11.01 hereof as of the date the Subsidiary ceased to be a Subsidiary of the Corporation.

                   ARTICLE XII -- STOCK RESERVED FOR OPTIONS

     12.01 One Hundred Thousand (100,000) shares of Stock, which may be authorized but unissued shares of the Corporation (or the number and kind of securities to which said 100,000 shares may be adjusted in accordance with
Section 14.01 hereof) are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

     12.02 The Participant (or a joint tenant named pursuant to Section 9.05 above) shall have no rights as a shareholder with respect to any shares of Stock subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares as provided in Section
9.05. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section 14.01 hereof.

                  ARTICLE XIII -- ACCOUNTING AND USE OF FUNDS

     13.01 Payroll deductions for Participants shall be credited to bookkeeping accounts, established by the Corporation for each such Participant under the Plan. A Participant may not make any cash payments into such account. Such account shall be solely for bookkeeping purposes and shall not require the Corporation to establish any separate fund or trust hereunder. All funds from payroll deductions received or held by the Corporation under the Plan may be used, without limitation, for any corporate purpose by the Corporation, which shall not be obligated to segregate such funds from its other funds.

                      ARTICLE XIV -- ADJUSTMENT PROVISION

     14.01 Subject to any required action by the shareholders of the Corporation, in the event of an increase or decrease in the number of outstanding shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of those Eligible Employees to whom options have been granted, shall adjust the number and kind of securities subject to such outstanding options and, where applicable, the exercise price per share for such securities.

     In the event of sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation, reorganization, divestiture (including a spin-off), liquidation, reclassification or extraordinary dividend (collectively referred to as a "transaction"), after which the Corporation is not the surviving corporation, the Board may, in its sole discretion, at the time of adoption of the plan for such transaction, may provide for one or more of the following:

          (a) The acceleration of the exercisability of outstanding options granted at the commencement of the Phase then in effect, to the extent of the accumulated payroll deductions made as of the date of such acceleration pursuant to Article 8 hereof;

          (b) The complete termination of this Plan and a refund of amounts credited to the Participants' bookkeeping accounts hereunder; or

          (c) The continuance of the Plan only with respect to completion of the then current Phase and the exercise of options thereunder. In the event of such continuance, Participants shall have the right to exercise their options as to an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such transaction.

     In the event of a transaction where the Corporation survives, then the Plan shall continue in effect, unless the Board takes one or more of the actions set forth above. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  ARTICLE XV -- NONTRANSFERABILITY OF OPTIONS

     15.01 Options granted under any Phase of the Plan shall not be transferable and shall be exercisable only by the Participant during the Participant's lifetime.

     15.02 Neither payroll deductions granted to a Participant's account, nor any rights with regard to the exercise of an option or to receive Stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Corporation may, at its option, treat such act as an election to withdraw in accordance with Section 10.01.

                    ARTICLE XVI -- AMENDMENT AND TERMINATION

     16.01 The Plan may be terminated at any time by the Board of Directors, provided that, except as permitted in Section 14.01 hereof, no such termination shall take effect with respect to any options then outstanding. The Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Corporation or as may be necessary to comply with Code Section 423 or other applicable laws or regulations; provided, however, no such amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to any outstanding option; and provided, further, that no such amendment shall, unless the shareholders of the Corporation have approved the same, directly or indirectly:

          (a) Increase the total number of shares for which options may be granted under the Plan (except as provided in Section 14.01 herein);

          (b) Modify the group of Subsidiaries whose employees may be eligible to participate in the Plan or materially modify any other requirements as to eligibility for participation in the Plan; or

          (c) Materially increase the benefits accruing to Participants under the Plan.

                            ARTICLE XVII -- NOTICES

     17.01 All notices, forms, elections or other communications in connection with the Plan or any Phase thereof shall be in such form as specified by the Corporation or the Administrator from time to time, and shall be deemed to have been duly given when received by the Participant or his or her personal representative or by the Corporation or its designated representative, as the case may be.

                                  CIPRICO INC.
                            PROXY FOR ANNUAL MEETING
                           OF SHAREHOLDERS TO BE HELD
                                JANUARY 25, 1996

        The undersigned hereby appoints ROBERT H. KILL and CORY J. MILLER, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Ciprico Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held the Sheraton Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on January 25, 1996, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

        The Board of Directors recommends that you vote FOR each proposal below.

    1.   Set the number of directors at six (6):
         / / FOR    / / AGAINST      / / ABSTAIN
    2.   Elect two Class II directors: [Nominees: Ronald B. Thomas and
         Peyton Gannaway]
         / / FOR all nominees listed above (except those whose names have been written in below)
         / / WITHHOLD AUTHORITY to vote for all nominees listed above

         To withhold authority to vote for any individual nominee write that nominee's name on the line below

         ---------------------------------------------------------------

--------------------------------------------------------------------------------

                                            3.   Approve amendments to the Company's 1992 Nonqualified Stock Option Plan and 1994
                                                 Incentive Stock Option Plan and approve adoption of the Company's 1996
                                                 Restricted Stock Plan and 1996 Employee Stock Purchase Plan.
                                                 / / FOR    / / AGAINST      / / ABSTAIN
                                            4.   OTHER MATTERS. In their discretion, the Proxies are ...
                                                 / / AUTHORIZED    / / NOT AUTHORIZED
                                                 to vote upon such other business as may properly come before the Meeting.

                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 4. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                                                  DATE:                , 199
                                                       ----------------

                                                  --------------------------

                                                  --------------------------

                                                  --------------------------
                                                  PLEASE DATE AND SIGN ABOVE
                                                  EXACTLY AS NAME APPEARS AT
                                                  THE LEFT, INDICATING,
                                                  WHERE APPROPRIATE,
                                                  OFFICIAL POSITION OR
                                                  REPRESENTATIVE CAPACITY.
                                                  FOR STOCK HELD IN JOINT
                                                  TENANCY, EACH JOINT OWNER
                                                  SHOULD SIGN.
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